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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          Date of Report: July 24, 2003

                              CINCINNATI BELL INC.
             (Exact name of registrant as specified in its charter)


               Ohio                      1-8519                 31-1056105
   (State or other jurisdiction  (Commission File Number)      (IRS Employer
        of incorporation)                                   Identification No.)

      201 East Fourth Street
         Cincinnati, Ohio                                         45202
(Address of principal executive offices)                        (Zip Code)


       Registrant's telephone number, including area code: (513) 397-9900



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FORM 8-K                                                   CINCINNATI BELL INC.


ITEM 5. OTHER EVENT.

Cincinnati Bell Inc. (NYSE: CBB) issued a Press Release on July 23, 2003 announcing that its Chief Executive Officer, Kevin W. Mooney, has decided to leave the company. A copy of the press release is attached as Exhibit 99.1.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  CINCINNATI BELL INC.

                              By: /s/ Jeffrey C. Smith
                                  ---------------------------------------------
                                  Jeffrey C. Smith

                                  Chief Human Resources Officer, General Counsel and Corporate Secretary

Date:  July 24, 2003


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                                  EXHIBIT INDEX

Exhibit No.                        Exhibit                       Page No.
-----------                        -------                       --------

   99.1             Press Release of the Company dated
                    July 23, 2003